UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 10, 2020	000-51254
Date of Report (Date of earliest event reported)	Commission File Number

PARKS! AMERICA, INC.

(Exact name of registrant as specified in its charter)

Nevada	91-0626756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1300 Oak Grove Road Pine Mountain, GA 31822
(Address of Principal Executive Offices) (Zip Code)

(706) 663-8744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Resignation of Certifying Accountant

On April 8, 2020 Tama, Budaj and Raab, P.C. (“TBR”) resigned as the independent registered public accounting firm of the Parks! America, Inc. (the “Company”). TBR has determined they will discontinue providing audit services to public companies required to report under Securities and Exchange Commission (“SEC”) rules. As a result of this decision, TBR can no longer serve as the Company’s independent registered public accounting firm.

The audit reports of TBR on the Company’s consolidated financial statements for the fiscal years ended September 29, 2019 and September 30, 2018 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

For the fiscal years ended September 29, 2019 and September 30, 2018, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K (“Regulation S-K”) promulgated under the Securities Act of 1933, as amended) with TBR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of TBR would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods. There were also no disagreements with TBR through the interim period subsequent to September 29, 2019 preceding their resignation. There were no reportable events within the meaning set forth in Item 304(a)(1)(v) for Regulation S-K. For the years ended September 29, 2019 and September 30, 2018, and through the interim period ended December 29, 2019, there were no reportable events (as such term is defined in Item 304 of Regulation S-K).

The Company provided TBR with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that TBR provide the Company with a letter addressed to the SEC stating whether TBR agrees with the statements made herein. A copy of that letter, dated April 10, 2020 is filed as Exhibit 16.1 to this Report.

(b) Engagement of New Certifying Accountant

Effective April 8, 2020, GBQ Partners (“GBQ”) was engaged as the Company’s independent registered public accounting firm, for the fiscal year ending September 27, 2020.

During the fiscal years ended September 29, 2019 and September 30, 2018, and through the subsequent interim period preceding GBQ’s engagement, the Company did not consult with GBQ on either (1) the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that may be rendered on the Company’s financial statements, and GBQ did not provide a written report or oral advice to the Company that GBQ concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
16.1	Letter of agreement from Tama, Budaj and Raab, P.C., to the Securities and Exchange Commission dated April 10, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2020

PARKS! AMERICA, INC.

By: /s/ Dale Van Voorhis s

Name: Dale Van Voorhis

Title: Chief Executive Officer and Chairman of the Board